                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that each of the undersigned appoints James
A. Kirkman III as the attorney-in-fact and agent of the undersigned, with full power and authority of substitution, to execute for and on behalf of the undersigned a Registration Statement on Form S-8 for Nabisco Holdings Corp., a Delaware corporation (the "Company"), all pre-effective and post-effective amendments or supplements to this Registration Statement and all related documents and instruments, and to file the same with the Securities and Exchange Commission and with each exchange on which Company securities may be listed, granting to this attorney-in-fact and agent full power and authority to take such action as he deems advisable or necessary to carry out the intent of this Power of Attorney.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of March 5, 1998.

SIGNATURE                                                                          TITLE
--------------------------------------------------------  --------------------------------------------------------

/s/ STEVEN F. GOLDSTONE                                   Chairman
--------------------------------------------
Steven F. Goldstone

/s/ JAMES M. KILTS                                        Director, President and Chief Executive Officer
--------------------------------------------
James M. Kilts

/s/ JAMES E. HEALEY                                       Executive Vice President and Chief Financial Officer
--------------------------------------------
James E. Healey

/s/ ROBERT A. SCHIFFNER, JR.                              Senior Vice President and Controller
--------------------------------------------
Robert A. Schiffner, Jr.

/s/ HERMAN CAIN                                           Director
--------------------------------------------
Herman Cain

/s/ JOHN T. CHAIN, JR.                                    Director
--------------------------------------------
John T. Chain, Jr.

/s/ DAVID B. JENKINS                                      Director
--------------------------------------------
David B. Jenkins

/s/ KAY KOPLOVITZ                                         Director
--------------------------------------------
Kay Koplovitz

/s/ JOHN G. MEDLIN, JR.                                   Director
--------------------------------------------
John G. Medlin, Jr.